AGREEMENT

      This Agreement ("Agreement") is made as of the 15th day of December, 2005, by and between Global Resource Corporation, a Nevada corporation (the "Debtor") and Transnix Global Corporation, a Nevada corporation (the "Secured Party").

                                    RECITALS

      A. Secured Party is the holder of certain 8% convertible debentures (the "Debentures") issued by the Debtor in the principal amount of $137,900.00, with accrued interest to date of approximately $11,732.00

      B. The obligations under the Debentures are secured by a 50% membership interest (the "Membership Interest") in Well Renewal, LLC, a Nevada limited liability company ("Well Renewal"), which were pledged to the Secured Party (the "Collateral") under the terms of that certain Pledge Agreement dated as of November 18, 2005 by and among the Debtor and the Secured Party (the "Pledge Agreement").

      C. Debtor has failed to make any of the payments under the Debentures resulting in an Event of Default under the Debentures and the Pledge Agreement, thereby giving Secured Party rise to all rights and remedies as a secured party with respect to the Collateral under the Uniform Commercial Code.

      D. The Secured Party desires to accept the Collateral in partial satisfaction of all amounts due under the Debentures.

                                                     AGREEMENT

      It is agreed as follows:

      1. ACCEPTANCE OF COLLATERAL. In reliance upon the representations and warranties of the Debtor and Secured Party contained herein and subject to the terms and conditions set forth herein, at Closing: (i) Secured Party shall accept the Collateral in satisfaction of $35,555.00 of principal and interest obligations secured under the Debentures; and (ii) Debtor has no objections to Secured Party accepting the Collateral in satisfaction of $35,555.00 of principal and interest obligations under the Debentures and agrees to waive any and all notice periods under the applicable Uniform Commercial Code and further agrees that it will not seek to redeem the Collateral prior to Closing.

      2. CLOSING.

            2.1 Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the transfer of the Collateral contemplated by this Agreement (the "Closing") shall take place at the offices of the Secured Party's counsel or at such other place as the Debtor and the Secured Party shall agree in writing concurrently with the execution of this Agreement (the "Closing Date").

            2.2 Deliveries by Secured Party. The Secured Party shall deliver to the Debtor a written acknowledgement that the Debtor has satisfied $35,555 of principal and interest obligations under the original Debentures and that the principal and interest due and owing under the Debentures are reduced by that amount.

            2.3 Deliveries by Debtor. The Debtor shall deliver to the Secured Party certificates representing the Membership Interest which are either duly endorsed or accompanied by duly endorsed assignments separate from certificate, or, in the event such certificates do not exist, an executed amendment to the operating agreement of Well Renewal evidencing the assignment of the Membership Interest to the Secured Party.

      3. COVENANTS. Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of Well Renewal or the Secured Party, and without further consideration, the Debtor will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as Well Renewal or the Secured Party may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Secured Party, and to confirm the Secured Party's title to, the Membership Interest.

      4. MISCELLANEOUS.

            4.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of San Diego, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            4.3 Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            4.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            4.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Debtor and the Secured Party. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Debtor.

            4.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

         If to the Secured Party:           Transnix Global Corporation
                                            11028 Ave Playa Veracruz
                                            San Diego, CA 92124

         If to the Debtor:                  Global Resource Corporation
                                            9444 Waples Street, Suite 290
                                            San Diego, CA  92121

            Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

DEBTOR:                                     Global Resource Corporation

                                            ----------------------------
                                            By:  Richard D. Mangiarelli
                                            Title:  President

SECURED PARTY:                              Transnix Global Corporation

                                            ----------------------------
                                            By:  Mitch Gruber
                                            Title:  President